UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2023

GLOBAL STAR ACQUISITION INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-41506	86-2508938
(Commission File Number)	(IRS Employer Identification No.)

1641 International Drive Unit 208

McLean, VA

22102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 703-790-0717

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	GLSTU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	GLST	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	GLSTW	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one share of Class A common stock	GLSTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Notification of Late Filing on Form 12b-25 filed on March 29, 2023 and Amendment No. 1 filed April 18, 2023 by Global Star Acquisition Inc. (the “Company”) with the Securities Exchange Commission, the Company had determined that it required additional time to complete its Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”) and expected to receive a notice from the Listing Qualifications Department of The NASDAQ Stock Market LLC (“NASDAQ”) that the Company is not in compliance with NASDAQ Listing Rule 5250(c)(1). The Company received such notice (the “Compliance Letter”) on April 19, 2023, which has no immediate effect on the listing or trading of the Company’s securities on the NASDAQ Capital Market. Pursuant to the letter by June 20, 2023 (60 calendar days from the date of the Compliance Letter) the Company is required to submit a plan to regain compliance with NASDAQ’s filing requirements for continued listing, upon the acceptance of which NASDAQ may grant an extension of up to 180 days from the due date of the 2022 Form 10-K, or until October 16, 2023, for the Company to regain compliance with NASDAQ’s filing requirements for continued listing.

The Company anticipates that it will file the 2022 Form 10-K prior to June 20, 2023, eliminating the applicability of the submission of a formal plan to regain compliance.

Item 8.01.	Other Events.

A press release disclosing the Company’s receipt of the Compliance Letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release Dated April 21, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Star Acquisition Inc.

Date: April 21, 2023	By:	/s/ Anthony Ang
Anthony Ang
Chief Executive Officer